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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): April 3, 2003



                                BRIGHTPOINT, INC.
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


        DELAWARE                         0-23494                  35-1778566
----------------------------           -----------           -------------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)



501 Airtech Parkway, Plainfield, Indiana                        46168
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code: (317) 707-2355
                                                    --------------

----------------------------------------------------------------------
(Former name or former address, if changed since last report)



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Item 9.   Regulation FD Disclosure

          On April 3, 2003 Brightpoint, Inc. issued the news release attached hereto as Exhibit 99.1 which is incorporated herein by reference.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              BRIGHTPOINT, INC.
                                              (Registrant)


                                              By:  /s/ Steven E. Fivel
                                                 -------------------------------
                                                 Steven E. Fivel
                                                 Executive Vice President and
                                                 General Counsel


Date: April 3, 2003



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